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                                                                    EXHIBIT 24.1

                                POWER OF ATTORNEY

         Each of the undersigned directors of VeloCom Inc. (the "Company"), which proposes to file with the United States Securities and Exchange Commission (the "SEC"), under the provisions of the Securities Act of 1933, as amended, a Registration Statement on Form S-1 and any other applicable form prescribed by the SEC for the registration under said Act of the initial public offering of the common stock of the Company, hereby constitutes and appoints David J. Leonard and Barry L. Rowan, and each of them singly, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to act, for him and in his name, place and stead and on his behalf, in any and all capacities, to sign such Registration Statement on Form S-1 and any and all amendments, including post-effective amendments, and other documents relating thereto and to file on behalf of the Company such Registration Statement on Form S-1 and amendments with all exhibits thereto and any and all other information and documents in connection therewith, with the SEC, hereby granting unto said attorney-in-fact and agent, full power and authority to do and perform any and all acts and things requisite as fully to all intents and purposes as he might or could do in person as a director of the Company, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof, and this power of attorney shall remain in effect until November 30, 2000.

              SIGNATURE                            TITLE
              ---------                            -----

        /s/ Fred A. Vierra
  --------------------------------     Chairman of the Board of Directors of the
           Fred A. Vierra                Company

       /s/ William J. Elsner
  --------------------------------     Director of the Company
          William J. Elsner

       /s/ Steven C. Halstedt
  --------------------------------     Director of the Company
          Steven C. Halstedt

         /s/ Anthony Daffer
  --------------------------------     Director of the Company
            Anthony Daffer

    /s/ Bernard W. Schotters, II
  --------------------------------     Director of the Company
      Bernard W. Schotters, II

      /s/ Guillermo Liberman
  --------------------------------     Director of the Company
         Guillermo Liberman

      /s/ Luis Gonzalez Lanuza
  --------------------------------     Director of the Company
        Luis Gonzalez Lanuza

         /s/ Bernard Dvorak
  --------------------------------     Director of the Company
           Bernard Dvorak

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              SIGNATURE                            TITLE
              ---------                            -----

       /s/ Jacques Gliksberg
  --------------------------------     Director of the Company
         Jacques Gliksberg

        /s/ Michael Greeley
  --------------------------------     Director of the Company
           Michael Greeley

          /s/ Scott Perper
  --------------------------------     Director of the Company
            Scott Perper

         /s/ Nicolas Kauser
  --------------------------------     Director of the Company
           Nicolas Kauser

         /s/ William Smith
  --------------------------------     Director of the Company
           William Smith


Dated:  May 1, 2000